UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 16, 2009

PRINTING COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53183
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street East
Unit 5
Hamilton, Ontario
Canada   L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                REGULATION FD DISCLOSURE

Today, we announced we have signed a non-binding letter of intent with LyfeTec, Inc. to acquire LyfeTec, Inc.  LyfeTec is a remanufacturing company which resells home medical test screening kit products.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of July, 2009.

PRINTING COMPONENTS, INC.

BY:	HERB ADAMS
Herb Adams
Herb Adams President, Principal Executive Officer, and a member of the Board of Directors.